Exhibit 99.2

VUZIX

FACTSHEET

February 2019 NASDAQ: VUZI

Company Description

Company Overview	Leading provider of Smart Glasses and AR wearable display technology for enterprise and consumers
Founded & IPO	Company was founded in 1997; IPO was in 2009
Headquarters	West Henrietta, NY (suburb of Rochester)
Financial Statistics	Share price: $4.10 (1) Market Cap: $112 million (1) Cash: $23.5 million (2)
Revenue	2016A: $2.1 million 2017A: $5.5 million YTD 2018A: $6.1 million (9 months)
Ownership	CEO and CFO together own ~13% Intel Corporation (~15%) – Series A Preferred

(1): As of February 12, 2019. Market Cap does not include Intel preferred stock on an as converted basis
(2): As of September 30, 2018

Key Investment Highlights

- Vuzix is an industry leader in terms of customer count, technology expertise and product breadth
- The augmented reality (AR) wearables market is projected to soar to 25M+ units/year by 2022
- 1000+ enterprise customer trials to date with many starting to place initial deployment orders
- Tier-one OEM co-branding of products and initial shipments of next gen waveguide-based solutions
- Substantial tier-one OEM opportunities exist for Vuzix' proprietary waveguide optics
- A debt-free balance sheet with $23.5M in cash

Vuzix supplies leading edge AR solutions…


M300
M300XL

Blade




Waveguide Optics

…to a market poised to sharply accelerate…



Projected Unit Sales of All AR Glasses
Millions
30
25
20
15
10
5
0
2017
2018
2019
2020
2021
2022

Source: IDC (2018)

…led by increasing enterprise adoption…

- Only 2% of companies have deployed AR to date
- Deployment rates of 75+% projected by 2021



20%+ Productivity Increase
Improved User Satisfaction
Hands-Free Solution
Eliminates Hand Scanners
Improved Accuracy
Improved Turnaround Times
Faster Training Process
Worker Flexibility
Key Enterprise Market Verticals:
✓ Warehousing and Logistics
✓ Field Service
✓ Construction/Building Inspectors
✓ Quality Control Inspectors
✓ Manufacturing

Source: Toshiba

…driven by proven trials and deployments.

verizon✓ — M300 pilot for remote service & maintenance support with 50 units provided to central office, copper and fiber technicians

M300s are being introduced to 600 ramp handling staff - usage cuts aircraft turn around times by up to 15 minutes/flight — sats

A1 Telekom Austria Group — M300 pilot for remote field service support for maintenance technicians; work order sign-off times cut by 75%

Vuzix M300/M300XL



- Enterprise AR smart glasses designed for commercial usage
- Established ecosystem of VARs and system integrators
- More than 16,000 Vuzix AR smart glasses in the field
- 1000+ enterprise trials to date versus 350 at 2017 year end
- Broad list of blue chip customers trialing product
- Strategy in place to accelerate enterprise adoption
- 2018 follow-on orders from AMA XpertEye and SATS
- Customer orders and RFQs are continuing to expand in size

Vuzix Blade



- World's first pair of truly wearable AR glasses
- First product to incorporate Vuzix' latest waveguide optics
- Manufacturing levels continue to ramp
- Commercial version launched; script inserts available Jan 19
- Allows users' phones to be kept in their pockets by providing first true hands-free communication
- Amazon Alexa available today for developers; Yelp, Google Assistant, AccuWeather and many other apps coming soon

Vuzix Waveguide Optics



- Patent protected disruptive technology able to drive the OEM design of true AR smart glasses
- Weight, size, cost and optical performance improvements over alternative solutions
- State-of-the art production facility in Rochester, NY HQ
- Custom tool-making equipment, procedures, polymers, and replication equipment all designed and owned by Vuzix

Additional Revenue Drivers: Toshiba OEM Deal, Non-Commercial Markets and Vuzix Basics Video

Toshiba AR100



- Enterprise solution package with Toshiba Dynabook wearable computer
- Produced by Vuzix/Sold and marketed by Toshiba

Non-Commercial Markets

First Responders

Defense

Vuzix Basics Video



- Click, connect & collaborate software that connects multiple viewers
- Bundled 1-year subscriptions available for the M300 and M300XL, starting at $1299

Additional Information

Investor Inquiries
Matt Margolis
Vuzix
+1 585-359-5952
matt_margolis@vuzix.com

Institutional Investor Inquiries
Ed McGregor, CFA
Vuzix
+1 585-359-5985
ed_mcgregor@vuzix.com

Sell-Side Coverage
Alliance Global Partners: Brian Kinstlinger
Chardan Capital Mkts: Jim McIlree
Craig-Hallum: Christian Schwab
Maxim Group: Nehal Chokshi

Disclaimer: *Except for historical information contained herein, the statements in this fact sheet, dated February 2019, are forward looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A fuller discussion of Vuzix Corporation risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission.*